                                                                    EXHIBIT 10.5

                            PLUMTREE SOFTWARE, INC.

                           2002 DIRECTOR OPTION PLAN

      1.  Purposes of the Plan. The purposes of this 2002 Director Option Plan
          --------------------
are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

      2.  Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Board" means the Board of Directors of the Company.
                -----

          (b)  "Change of Control" means the occurrence of any of the following
                -----------------
events:

               (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

               (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

               (iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

               (iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (d)  "Common Stock" means the common stock of the Company.
                ------------

          (e)  "Company" means Plumtree Software, Inc., a Deleware corporation.
                -------

          (f)  "Director" means a member of the Board.
                --------

          (g)  "Disability" means total and permanent disability as defined in
                ----------
section 22(e)(3) of the Code.

          (h)  "Employee" means any person, including officers and Directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (j)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k)  "Inside Director" means a Director who is an Employee.
                ---------------

          (l)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (m)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (n)  "Optionee" means a Director who holds an Option.
                --------

          (o)  "Outside Director" means a Director who is not an Employee.
                ----------------

          (p)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (q)  "Plan" means this 2002 Director Option Plan.
                ----

          (r)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 10 of the Plan.

          (s)  "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

      3.  Stock Subject to the Plan. Subject to the provisions of Section 10 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year (beginning in 2003) equal to the lesser of (i) the number of Shares needed to restore the maximum number of shares of the Company's Common Stock which may be available for grant under the Plan to 400,000 Shares or (ii) an amount determined by the Board (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

      4.  Administration and Grants of Options under the Plan.
          ---------------------------------------------------

          (a)  Procedure for Grants. All grants of Options to Outside Directors
               --------------------
under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

               (ii) Each Outside Director shall be automatically granted an Option to purchase 50,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

               (iii) Each Outside Director shall be automatically granted an Option to purchase 20,000 Shares (a "Subsequent Option") on the date of the Company's annual stockholder meeting of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

               (iv)    Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan shall be conditioned upon obtaining such shareholder approval of the Plan.

               (v) The terms of a First Option granted hereunder shall be as follows:

                       (A) the term of the First Option shall be ten (10) years.

                       (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                       (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

                       (D) subject to Section 10 hereof, the First Option shall become exercisable as to 1/3rd of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

               (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                       (A) the term of the Subsequent Option shall be ten (10) years.

                       (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                       (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                       (D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to 1/12th of the Shares subject to the Subsequent Option each month after the date of grant, provided that the Optionee continues to serve as a Director on such dates.

               (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5.   Eligibility. Options may be granted only to Outside Directors. All
          -----------
Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6.   Term of Plan. The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7.   Form of Consideration. The consideration to be paid for the Shares to
          ---------------------
be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

     8.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan has been obtained.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Continuous Status as a Director. Subject to
               ----------------------------------------------
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of such termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)  Disability of Optionee. In the event Optionee's status as a
               ----------------------
Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee. In the event of an Optionee's death, the
               -----------------
Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire an Option on the date of death, the Shares covered by the unvested portion of the Option shall revert to the Plan. To the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     9.   Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
Change of Control.
------------------

          (a)  Adjustments. In the event that any dividend or other distribution
               -----------
(whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares covered by each outstanding Option and Stock Purchase Right, and the numerical Share limits of Section 3.

          (b)  Dissolution or Liquidation. In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Change of Control. In the event of a merger of the
               ---------------------------
Company with or into another corporation or a Change of Control of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an option is assumed or substituted for, the

Option or equivalent option shall continue to be exercisable as provided in
Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Section 8(b) through (d) above.

      If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

      For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or Change of Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

      11.  Amendment and Termination of the Plan.
           -------------------------------------

           (a)  Amendment and Termination. The Board may at any time amend,
                -------------------------
alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

           (b)  Effect of Amendment or Termination. Any such amendment or
                ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

      12.  Time of Granting Options. The date of grant of an Option shall, for
           ------------------------
all purposes, be the date determined in accordance with Section 4 hereof.

      13.  Conditions Upon Issuance of Shares. Shares shall not be issued
           ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such

Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

           As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

           Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      14.  Reservation of Shares. The Company, during the term of this Plan,
           ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15.  Option Agreement. Options shall be evidenced by written option
           ----------------
agreements in such form as the Board shall approve.

                            PLUMTREE SOFTWARE, INC.

                           2002 DIRECTOR OPTION PLAN

                           DIRECTOR OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     [Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                          _______________________________

     Date of Grant                         _______________________________

     Vesting Commencement Date             _______________________________

     Exercise Price per Share              $______________________________

     Total Number of Shares Granted        _______________________________

     Total Exercise Price                  $______________________________

     Term/Expiration Date:                 _______________________________


     Nature of the Option:
     --------------------

     This Option is a nonstatutory stock option and is not intended to qualify for any special tax benefits to the Optionee.

     Vesting Schedule:
     ----------------

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     [1/3rd of the Shares subject to the Option shall vest on each anniversary of the Vesting Commencement Date, provided that the Optionee continues to serve as a Director on such dates].

     [1/12th of the Shares subject to the Option shall vest each month following the Vesting Commencement Date, provided that the Optionee continues to serve as a Director on such dates].

     Termination Period:
     ------------------

     This Option may be exercised for three months after Optionee ceases to be a Director. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Director. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     A.  Grant of Option.
         ------------------

         The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 11(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     B.  Exercise of Option.
         -------------------

         (a)  Right to Exercise.  This Option is exercisable during its term in
              -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

         (b)  Method of Exercise.  This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to [title] of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

              No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         (c)  Restrictions on Exercise.  This Option may not be exercised if the
              ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      C.  Method of Payment.
          ------------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1.  cash; or

          2.  check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D.  Non-Transferability of Option.
         ------------------------------

         This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     E.  Term of Option.
         ---------------

         This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F.  Tax Consequences.
         -----------------

         Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     G.  Exercising the Option.
         ----------------------

         1.  Nonstatutory Stock Option.  The Optionee may incur regular federal
             -------------------------
income tax liability upon exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         2.  Disposition of Shares.   If the Optionee holds the Shares for at
             ---------------------
least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

     H.  Entire Agreement; Governing Law.
         --------------------------------

         The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     I.  NO GUARANTEE OF CONTINUED SERVICE.
         ----------------------------------

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A DIRECTOR AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING ELECTED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A DIRECTOR AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                     PLUMTREE SOFTWARE, INC.

_________________________________             _________________________________
Signature                                     By

_________________________________             _________________________________
Print Name                                    Title

_________________________________


_________________________________
Residence Address

                                   EXHIBIT A
                                   ---------

                            PLUMTREE SOFTWARE, INC.

                           2002 DIRECTOR OPTION PLAN

                                EXERCISE NOTICE


Plumtree Software, Inc.
500 Sansome Street
San Francisco, CA 94111

Attention:  [Title]


     1.  Exercise of Option.  Effective as of today, ________________, _____,
         ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Plumtree Software, Inc. (the "Company") under and pursuant to the 2002 Director Option Plan (the "Plan") and the Director Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.  Delivery of Payment.  Purchaser herewith delivers to the Company the
         -------------------
full purchase price for the Shares.

     3.  Representations of Purchaser.  Purchaser acknowledges that Purchaser
         ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.  Rights as Shareholder.  Until the issuance (as evidenced by the
         ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 10 of the Plan.

     5.  Tax Consultation.  Purchaser understands that Purchaser may suffer
         ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.  Entire Agreement; Governing Law.  The Plan and Option Agreement are
         -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                                 Accepted by:

PURCHASER:                                    PLUMTREE SOFTWARE, INC.

__________________________________            __________________________________
Signature                                     By

__________________________________            __________________________________
Print Name                                    Its

Address:                                      Address:
-------                                       -------

__________________________________            PLUMTREE SOFTWARE, INC.

__________________________________            500 Sansome Street
                                              San Francisco, CA 94111

                                              __________________________________
                                              Date Received

                                      -2-